                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): October 24, 2001.


                       INTERMAGNETICS GENERAL CORPORATION
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter.)

                         Commission File Number 1-11344

                     New York                          14-1537454
          -------------------------------              -------------
          (State or other jurisdiction of            (I.R.S. Employer
           incorporation or organization)           Identification No.)

                 450 Old Niskayuna Road,
                    Latham, New York                           12110
          ----------------------------------------           ----------
          (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number, including area code (518) 782-1122
                                                           --------------

Item 2. Acquisition or Disposition of Assets.

         On October 24, 2001, Intermagnetics General Corporation ("Intermagnetics" or the "Company") sold substantially all of the assets of IGC-Advance Superconductors, a division that manufactures low temperature superconducting wire and tape. The sale was subject to a purchase agreement, dated October 4, 2001, between Intermagnetics and Outokumpu Copper Products Oy and Outokumpu Advanced Superconductors Inc. (together, the "Purchasers").

          Under the Agreement, the Purchasers purchased substantially all assets and assumed certain liabilities associated with the manufacture, sale and distribution of low temperature superconducting (LTS) wire and tape. The purchase consideration was arrived at by arms length negotiation and consisted of $30,087,264 in cash paid on October 24 and an additional $4,000,000 payable two years from the closing. In addition, Intermagnetics can earn up to $4,000,000 as a performance payment if it attains specified levels of LTS wire purchases over the next two years. Under the Agreement, the parties must make certain post-closing calculations with respect to inventory levels, accounts payable and accounts receivable. In addition, Intermagnetics agreed to place certain funds in escrow for repairs to the IGC-AS manufacturing facility. These payments and adjustments are expected to bring the total sale price (excluding any performance payment) to approximately $33,500,000.

Item 7. Financial Statements and Exhibits

        (b) Pro forma financial information.

                       Intermagnetics General Corporation
                 Pro Forma Condensed Consolidated Balance Sheets
                                 August 26, 2001
                             (Dollars in Thousands)

The following Condensed Consolidated Balance Sheet as of August 26, 2001, gives effect to the sale of the assets and liabilities of IGC-Advanced Superconductors by Intermagnetics General Corporation (IGC), which was consummated on October 24, 2001, as if the transaction had occurred on August 26, 2001. The Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the related Pro Forma Condensed Consolidated Statements of Operations and the notes to the Pro Forma Condensed Consolidated Financial Statements appearing elsewhere herein.


                                                                             Note 2
                                                                             Delete     Consolidated        Note 4
                                                                            Divested       Without         Pro Forma      Pro Forma
                                                             Historical      Entity     Divested Entity    Adjustments  Consolidated
                                                            -----------    -----------  ----------------   -----------  ------------
ASSETS                                                      (unaudited)
CURRENT ASSETS
  Cash and cash equivalents                                 $ 25,757           $(2)        $ 25,755        $ 29,080 (4.1)  $ 54,835
  Trade accounts receivable, net                              22,675          (966)          21,709                          21,709
  Costs and estimated earnings in excess of
    billings on uncompleted contracts                          1,203           (33)           1,170                           1,170
  Inventories                                                 36,287       (10,904)          25,383                          25,383
  Deferred income taxes                                        3,362                          3,362                           3,362
  Prepaid expenses and other                                   1,220           (21)           1,199                           1,199
                                                            --------      --------         --------        --------        --------
    TOTAL CURRENT ASSETS                                      90,504       (11,926)          78,578          29,080         107,658

Property, plant and equipment, net                            28,857        (4,233)          24,624                          24,624

INTANGIBLE AND OTHER ASSETS
  Available for sale securities                                6,034                          6,034                           6,034
  Other investments                                            3,500                          3,500                           3,500
  Goodwill and other non-amortizable intangibles              13,750                         13,750                          13,750
  Other intangibles, less accumulated amortization            10,361                         10,361                          10,361
  Note Receivable, net                                                                                        3,804 (4.2)     3,804
  Other assets                                                 1,665           (23)           1,642                           1,642
                                                            --------      --------         --------        --------        --------

                                                            $154,671      ($16,182)        $138,489         $32,884        $171,373
                                                            ========      ========         ========         =======        ========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
  Current portion of long-term debt                         $  1,353                       $  1,353                        $  1,353
  Accounts payable                                             9,033        (1,568)           7,465                           7,465
  Salaries, wages and related items                            6,508          (455)           6,053                           6,053
  Customer advances and deposits                               1,736          (933)             803                             803
  Product warranty reserve                                     1,556           (83)           1,473                           1,473
  Accrued income taxes                                         4,293                          4,293           5,862 (4.3)    10,155
  Other liabilities and accrued expenses                       2,562           (71)           2,491           1,062 (4.4)     3,553
                                                            --------      --------         --------        --------        --------
    TOTAL CURRENT  LIABILITIES                                27,041        (3,110)          23,931           6,924          30,855

LONG-TERM DEBT, less current portion                           6,120                          6,120                           6,120
DEFERRED INCOME TAXES                                          2,383                          2,383                           2,383
DERIVATIVE LIABILITY                                             232                            232                             232
SHAREHOLDERS' EQUITY
  Common Stock, par value $.10 per share:
    Authorized - 40,000,000 shares
    Issued and outstanding (including shares in treasury):
      August 26, 2001 - 16,831,852 shares;
      May 27, 2001 - 16,693,997 shares                         1,683                          1,683                           1,683
  Additional paid-in capital                                 128,224                        128,224             795 (4.4)   129,019
  Notes receivable for executive stock purchases              (1,354)                        (1,354)                         (1,354)
  Accumulated earnings (deficit)                                (950)      (13,072)         (14,022)         25,165 (4.5)    11,143
  Accumulated other comprehensive income (loss)               (2,887)                        (2,887)                         (2,887)
                                                            --------      --------         --------        --------        --------
                                                             124,716       (13,072)         111,644          25,960         137,604
  Less cost of Common Stock in treasury
    August 26, 2001 - 661,282 shares;                         (5,821)                        (5,821)                         (5,821)
                                                            --------      --------         --------        --------        --------
                                                             118,895       (13,072)         105,823          25,960         131,783
                                                            --------      --------         --------        --------        --------

                                                            $154,671      ($16,182)        $138,489         $32,884        $171,373
                                                            ========      ========         ========         =======        ========

                       Intermagnetics General Corporation
            Pro Forma Condensed Consolidated Statement of Operations
                       Three Months Ended August 26, 2001
           (Dollars in Thousands, Except Share and Per Share Amounts)

The following Pro Forma Condensed Consolidated Statement of Operations for the three months ended August 26, 2001, gives effect to the sale of certain assets and liabilities of IGC-Advanced Superconductors by Intermagnetics General Corporation (IGC), excluding one time charges, which was consummated on October 24, 2001 as if the transaction occurred at the beginning of the quarter ended August 26, 2001. The Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with the related Pro Forma Condensed Consolidated Balance Sheet and the notes to the Pro Forma Condensed Consolidated Financial Statements appearing elsewhere herein.


                                                               Note 2
                                                               Delete        Consolidated        Note 3
                                                              Divested          Without         Pro Forma           Pro Forma
                                             Historical        Entity       Divested Entity    Adjustments        Consolidated
                                            -----------       --------      ---------------    -----------        ------------
                                            (unaudited)
Net sales                                    $40,089           $1,031          $39,058                               $39,058
Cost of products sold                         22,850              850           22,000                                22,000
                                             -------           ------          -------             ---               -------

Gross margin                                  17,239              181           17,058               0                17,058

Product research and development               4,018               (2)           4,016                                 4,016
Marketing, general and administrative          7,074             (369)           6,705                                 6,705
Amortization of intangible assets                529                               529                                   529
                                             -------           ------          -------             ---               -------
                                              11,621             (371)          11,250               0                11,250
                                             -------           ------          -------             ---               -------

Operating income (loss)                        5,618             (190)           5,808               0                 5,808
Interest and other income                        352                               352                                   352
Interest and other expense                      (127)              (8)            (135)                                 (135)
                                             -------           ------          -------             ---               -------
  Income before income taxes                   5,843             (198)           6,025               0                 6,025
Provision for income taxes (benefit)           2,203              (79)           2,282               0                 2,282
                                             -------           ------          -------             ---               -------

NET INCOME (LOSS)                            $ 3,640            ($119)         $ 3,743             $ 0               $ 3,743
                                             =======           ======          =======             ===               =======

Net Income per Common Share:
  Basic                                      $  0.23                                                                 $  0.23
                                             =======                                                                 =======
  Diluted                                    $  0.21                                                                 $  0.21
                                             =======                                                                 =======

Shares:
  Basic                                   16,104,002                                                              16,104,002
  Diluted                                 17,470,616                                                              17,470,616

                       Intermagnetics General Corporation
            Pro Forma Condensed Consolidated Statement of Operations
                             Year Ended May 27, 2001
           (Dollars in Thousands, Except Share and Per Share Amounts)

The following Pro Forma Condensed Consolidated Statement of Operations for the year ended May 27, 2001, gives effect to the sale of certain assets and liabilities of IGC Advanced Superconductors by Intermagnetics General Corporation (IGC), excluding one time charges, which was consummated on October 24, 2001, as if the transaction occurred at the beginning of the fiscal year ended May 27, 2001. The Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with the notes to the Pro Forma Condensed Consolidated Financial Statements appearing elsewhere herein.

                                                                   Note 2
                                                                   Delete          Consolidated         Note 3
                                                                  Divested            Without          Pro Forma       Pro Forma
                                                 Historical       Entity         Divested Entity     Adjustments     Consolidated
                                                 ----------      --------        ---------------     -----------     ------------
Net sales                                        $138,157         $7,547            $130,610                          $130,610

Cost of products sold                              80,990         (5,886)             75,104                            75,104
Inventory recovered in restructuring               (1,361)                            (1,361)                           (1,361)
                                                ---------          -----            --------             ---          --------
                                                   79,629         (5,886)             73,743               0            73,743
                                                ---------          -----            --------             ---          --------

Gross margin                                       58,528          1,661              56,867               0            56,867
Product research and development                    9,541            (11)              9,530                             9,530
Marketing, general and administrative              27,255         (1,071)             26,184                            26,184
Amortization of intangible assets                   3,094                              3,094                             3,094
                                                ---------          -----            --------             ---          --------
                                                   39,890         (1,082)             38,808               0            38,808
                                                ---------          -----            --------             ---          --------

Operating income                                   18,638            579              18,059               0            18,059
Interest and other income                           1,374                              1,374                             1,374
Interest and other expense                         (1,986)            (6)             (1,992)                           (1,992)
                                                ---------          -----            --------             ---          --------
  Income before income taxes                       18,026            573              17,441               0            17,441
Provision for income taxes                          6,959            221               6,738               0             6,738
                                                ---------          -----            --------             ---          --------

NET INCOME                                      $  11,067          $ 352            $ 10,703             $ 0          $ 10,703
                                                =========          =====            ========             ===          ========

Net Income per Common Share:
  Basic                                         $    0.72                                                             $   0.70
                                                =========                                                             ========
  Diluted                                       $    0.67                                                             $   0.65
                                                =========                                                             ========
Shares:
  Basic                                        15,363,208                                                           15,363,208
  Diluted                                      16,495,029                                                           16,495,029

Note 1 Effective October 24, 2001 the Company sold substantially all assets and certain liabilities associated with the manufacture, sale and distribution of low temperature superconducting (LTS) wire and tape. The purchase consideration was arrived at by arms length negotiation and consisted of $30,087,264 in cash paid on October 24 and an additional $4,000,000 payable two years from the closing. The note is non-interest bearing and has been discounted to reflect the present value. In addition, Intermagnetics can earn up to $4,000,000 as a performance payment if it attains specified levels of LTS wire purchases over the next two years. Under the Agreement, the parties must make certain post-closing calculations with respect to inventory levels, accounts payable and accounts receivable, which will result an adjustment to the purchase price. Additionally, Intermagnetics agreed to place approximately $320,000 in escrow for repairs to the IGC-AS manufacturing facility. These payments, notes and adjustments are expected to bring the total sale price (excluding any performance payment) to approximately $33,500,000.

Note 2   Delete divested entity

Note 3   No Pro Forma adjustments required.

Note 4 In connection with the Pro Forma Condensed Consolidated Balance Sheets for the period ended August 26, 2001, the following transactions give effect to the sale of the assets and liabilities of IGC Advanced Superconductors by the Company as if the transaction occurred on August 26, 2001:

          4.1 Cash received as partial consideration for the business.
          4.2 Discounted promissory note received as partial consideration for the business.
          4.3 Accrued income taxes related to gain on transaction net of capital loss carryforward.
          4.4 Expenses directly related to the divestiture including accelerated vesting of stock options.
          4.5 Purchase price less expenses of transaction and taxes on gain.

Item 7. (c) Exhibits.

         The following Exhibits are filed with this Form 8-K.


Exhibit No.            Description
-----------            -----------
  2.1                  Purchase Agreement dated October 4, 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    INTERMAGNETICS GENERAL CORPORATION

Date: November 8, 2001              By: /s/ Glenn H. Epstein
                                        ----------------------------------------
                                        Glenn H. Epstein
                                        President and Chief Executive Officer

                                  Exhibit Index


Exhibit
-------

2.1          Purchase Agreement dated October 4, 2001